UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2011
MACKINAC FINANCIAL CORPORATION
(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)
(Exact name of registrant as specified in its charter)

MICHIGAN	0-20167	38-2062816
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN	49854
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (888) 343-8147
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Mackinac Financial Corporation (“the Company”) held its 2011 Annual Meeting of Shareholders on May 25, 2011. The shareholders (i) elected four members of the Company’s Board of Directors to serve until the Annual Meeting in the year 2014; (ii) approved, in a non-binding vote, the Company’s compensation of executives; and (iii) ratified the appointment of Plante & Moran, PLLC as the Company’s independent auditors for the year ending December 31, 2011. There were 3,419,736 outstanding shares eligible to vote as of April 19, 2011, the record date for the Annual Meeting.
The voting results on the three matters were as follows:
Election of Directors

	For	Withheld	Broker Non-votes
Dennis B. Bittner	2,215,325	150,127	437,953
Joseph D. Garea	2,360,286	5,166	437,953
Kelly W. George	2,361,441	4,011	437,953
L. Brooks Patterson	2,212,597	152,855	437,953
Advisory (Non-Binding) Vote on Executive Compensation

For	Against	Abstain	Broker Non-votes
2,202,867	11,289	151,296	437,953
Ratification of Appointment of Independent Auditors

For	Against	Abstain	Broker Non-votes
2,799,824	287	3,294	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION

Date: May 31, 2011

	By:	/s/ Ernie R. Krueger Ernie R. Krueger
EVP/CFO

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